Exhibit 99.1

MAST THERAPEUTICS AND SAVARA ANNOUNCE

ANTICIPATED MERGER EXCHANGE RATIO

SAN DIEGO – April 25, 2017 – Mast Therapeutics, Inc. (NYSE MKT: MSTX) and Savara Inc., a privately-held, clinical-stage specialty pharmaceutical company focused on the development and commercialization of novel therapies for the treatment of serious or life-threatening rare respiratory diseases, announced today the anticipated exchange ratio calculated under the January 6, 2017 merger agreement.

Upon completion of the merger, each outstanding share of Savara common stock will be automatically converted into the right to receive 0.5860 of a share of Mast common stock as adjusted for the reverse stock split being affected immediately prior to the closing of the merger (which equates to 41.0194 shares of Mast common stock before adjusting for the reverse stock split). The exchange ratio is based on each party’s current capitalization and Mast’s estimated net cash as of the anticipated closing date. Mast’s current capitalization is based on an expected reverse stock split of one share of Mast common stock for every 70 shares of Mast common stock.

Based on the anticipated exchange ratio, immediately after the merger, existing Savara securityholders are expected to own in the aggregate approximately 77% of the combined company, and existing Mast securityholders are expected to own approximately 23% of the combined company. The exchange ratio may be further adjusted based on any changes to each party’s capitalization prior to closing.

The primary reasons for the reverse stock split are to increase the share price to a level that meets the requirements for listing and is within more of a customary trading price among companies listed on Nasdaq, and to ensure Mast will have a sufficient amount of authorized and unissued common stock to consummate the merger. The reverse stock split in and of itself will not have any immediate effect on the aggregate market value of Mast’s stock, or any Mast shareholder’s ownership in the company, but may provide long-term advantages to the combined company and its shareholders. The increased share price will likely broaden the pool of potential investors into the company by meeting requirements of certain institutional investors who have internal policies prohibiting them from purchasing stocks below a certain minimum share price, meeting requirements of certain financial advisors who have policies to discourage their clients from investing into such stocks, and making the company eligible for inclusion in certain biotech indices.

As previously announced, the special meeting of stockholders of Mast will be reconvened on April 27, 2017 at 9:00 a.m., local time, at the offices of Mast Therapeutics, Inc. located at 3611 Valley Centre Drive, Suite 500, San Diego, California 92130. Mast stockholders will be asked to approve the merger and related matters at the special meeting.

The merger currently is expected to close on or about April 27, 2017, if the approval of Mast stockholders is obtained and other customary closing conditions are satisfied or waived.

Mast would like to remind its stockholders that have not yet voted to vote without delay “FOR” the merger and the other proposals in the Company’s proxy statement/prospectus/ information statement for the special meeting, as was unanimously recommended by Mast’s board of directors and leading proxy advisory firms, Institutional Shareholder Services Inc. (ISS) and Glass Lewis & Co., LLC.

About Mast Therapeutics

Mast Therapeutics, Inc. is a publicly traded biopharmaceutical company headquartered in San Diego, California. Mast’s lead product candidate, AIR001, is a sodium nitrite solution for intermittent inhalation via nebulization in Phase 2 clinical development for the treatment of heart failure with preserved ejection fraction (HFpEF).  More information can be found on Mast’s web site at www.masttherapeutics.com.  Mast Therapeutics™ and the corporate logo are trademarks of Mast Therapeutics, Inc.

About Savara

Savara Inc. is a clinical-stage specialty pharmaceutical company focused on the development and commercialization of novel therapies for the treatment of serious or life-threatening rare respiratory diseases. Savara’s pipeline comprises AeroVanc, a Phase 3 ready inhaled vancomycin, and Molgradex, a Phase 2/3 stage inhaled granulocyte-macrophage colony-stimulating factor, or GM-CSF. Savara’s strategy involves expanding its pipeline of best-in-class products through indication expansion, strategic development partnerships and product acquisitions, with the goal of becoming a leading company in its field. Savara’s management team has significant experience in orphan drug development and pulmonary medicine, in identifying unmet needs, creating and acquiring new product candidates, and effectively advancing them to approvals and commercialization. More information can be found at www.savarapharma.com.

Additional Information about the Proposed Merger and Where to Find It

In connection with the proposed merger, Mast Therapeutics has filed relevant materials with the Securities and Exchange Commission, or the SEC, including a registration statement on Form S-4 that contains a proxy statement, prospectus and information statement. The registration statement was declared effective by the SEC on March 15, 2017. The proxy statement/prospectus/information statement and other relevant materials, and any other documents filed by Mast with the SEC, may be obtained free of charge at the SEC web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Mast by directing a written request to: Mast Therapeutics, Inc. 3611 Valley Centre Drive, Suite 500, San Diego, California 92130, Attn: Investor Relations. Investors and security holders of Mast and Savara are urged to read the proxy statement/prospectus/information statement and other relevant materials before making any voting or investment decision with respect to the proposed merger.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities in connection with the proposed merger shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Mast and its directors and executive officers and Savara and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Mast and Savara in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed merger is included in the proxy statement/prospectus/information statement referred to above. Additional information regarding the directors and executive officers of Mast is also included in Mast’s Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on March 6, 2017. These documents are available free of charge at the SEC web site (www.sec.gov) and from Investor Relations at Mast at the address described above.

Forward Looking Statements

Mast and Savara caution you that statements in this press release that are not a description of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words referencing future events or circumstances such as "expect," "intend," "plan," "anticipate," "believe," and "will," among others. Such statements include, but are not limited to, statements regarding the structure, timing and completion of the proposed merger; the anticipated exchange ratio; the expectations regarding voting by Mast stockholders; and expectations relating to an increase in the combined company’s share price as a result of a reverse stock split. Mast and/or Savara may not actually achieve the proposed merger, or any plans or product development goals in a timely manner, if at all, or otherwise carry out the intentions or meet the expectations or projections disclosed in the forward-looking statements, and you should not place undue reliance on these forward-looking statements. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon Mast's and Savara's current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, risks and uncertainties associated with stockholder approval of and the ability to consummate the proposed merger through the process being conducted by Mast and Savara, the ability to project future cash utilization and reserves needed for contingent future liabilities and business operations, the availability of sufficient resources for combined company operations and to conduct or continue planned clinical development programs, the timing and ability of Mast or Savara to raise additional equity capital to fund continued operations; the ability to successfully develop any of Mast’s and/or Savara’s product candidates, and the risks associated with the process of developing, obtaining regulatory approval for and commercializing drug candidates that are safe and effective for use as human therapeutics. Risks and uncertainties facing Mast, Savara and the combined organization and risks related to the proposed merger are described more fully in the proxy statement/prospectus/information statement referred to above. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they were made. Neither Mast nor Savara undertakes any obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

Contact:

Ioana C. Hone (ir@mastthera.com)

858-552-0866 Ext. 303

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